Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-H
                            POOL PROFILE (07/24/2003)

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                                         10/1 POOL              Tolerance
                                   ---------------------  ---------------------
AGGREGATE PRINCIPAL BALANCE                $500,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Aug-03                    N/A
INTEREST RATE RANGE                     3.375% - 5.875%                    N/A
GROSS WAC                                        4.926%          (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                 25 bps
MASTER SERVICING FEE                            1.0 bps on Securitization only
WAM (in months)                                     359          (+/- 2 months)

WALTV                                               63%           (maximum +5%)

CALIFORNIA PERCENT                                  51%           (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                      1%          (maximum  +3%)

AVERAGE LOAN BALANCE                           $469,863      (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000    (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                          11%          (maximum  +5%)

PRIMARY RESIDENCE PERCENT                           96%           (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                      91%           (minimum -5%)

FULL DOCUMENTATION PERCENT                          50%           (minimum -5%)

WA FICO                                             741           (minimum -10)

UNINSURED > 80% LTV PERCENT                          0%           (maximum +3%)

RELOCATION PERCENT                                   4%           (minimum -2%)

GROSS MARGIN                                     2.750%           (+ / - 5 bps)

GROSS LIFECAP                                    9.926%          (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                              119        (+ / - 3 months)

INTEREST ONLY PERCENT                                0%          (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                              WFMBS MORTGAGE LOAN POOL
                                 20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                          RELO & NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2003-H
                                                PRICING INFORMATION
                                             POOL PROFILE (07/24/2003)
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COLLATERAL                              All Mortgage Loans will Index off the One Year CMT.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                              TO CONFORM TO WFMBS 2002-B or 2002-F
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             5-Aug-03                       9:00 AM

PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   22-Aug-03

ASSUMED SUB LEVELS                                                       Rating Agency      AGG Level
Levels and Rating Agencies for                                  AAA       Moody's/S&P         2.50%
2003-H to be determined by                                       AA           S&P             1.10%
Wells Fargo                                                       A           S&P             0.65%
                                                                BBB           S&P             0.40%
                                                                 BB           S&P             0.25%
                                                                  B           S&P             0.15%

                                                                    Note:  AAA Class will be rated by two rating agencies.
                                                                    AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2003-H structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and
  -----------------------------------------------------------------
  Manufactured Homes.
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WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Markley (301) 846-8356
                                                 Mike Miller (301) 815-6397



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                               WFASC Denomination Policy
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                                                                                    Minimum
                                                                                 Denomination     Physical      Book Entry
Type and Description of Certificates                                                (1)(4)      Certificates   Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000        Allowed       Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000        Allowed       Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that          $100,000        Allowed       Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)          Allowed       Allowed

Residual Certificates                                                                 (3)         Required     Not Allowed

All other types of Class A Certificates                                               (5)            (5)           (5)


Class B (Investment Grade)                                                         $100,000        Allowed       Allowed

Class B (Non-Investment Grade)                                                     $250,000       Required     Not Allowed
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
(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.

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